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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 12, 2003

                         COMMISSION FILE NUMBER: 1-13011

                            COMFORT SYSTEMS USA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                    76-0526487
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
         incorporation)



                             777 POST OAK BOULEVARD
                                    SUITE 500
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 830-9600


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ITEM 7(c) EXHIBITS

         The following Exhibits are included herein:

         Exhibit 99 Press Release of Comfort Systems USA, Inc. dated November 12, 2003, reporting Comfort's financial results for the third quarter of 2003.

ITEM 12. MATERIAL INFORMATION DISCLOSURE

         Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Comfort System USA, Inc. dated November 12, 2003, reporting Comfort's financial results for the third quarter of 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMFORT SYSTEMS USA, INC.


                                        By:  /s/ William George
                                             ---------------------------------
                                             William George
                                             Senior Vice President and
                                              General Counsel

Date: November 14, 2003

                                  EXHIBIT INDEX


Exhibit
Number            Description
  99              Press Release of Comfort System USA, Inc. dated November 12,
                  2003, reporting Comfort's financial results for the thrid
                  quarter of 2003.




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